UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2020

MACROGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

MacroGenics, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders on May 14, 2020. A total of 40,549,170 shares of the Company's common stock were present or represented by proxy at the meeting, which represented approximately 82.5% of the Company's 49,131,150 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of March 20, 2020. Stockholders considered the four proposals outlined below, each of which is described in more detail in the Company's definitive proxy statement (the "Proxy Statement") filed with the Securities and Exchange Commission on April 3, 2020.

Proposal 1. The election of two nominees to serve as Class I directors, each for a term of three years. All director nominees were elected. The voting results were as follows:

Nominees	For	Withheld	Broker Non-Votes
Scott Koenig, M.D., Ph.D.	36,648,084	858,261	3,042,825
Jay Siegel, M.D.	36,467,745	1,038,600	3,042,825

Proposal 2. The ratification of the appointment by the audit committee of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2020. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
40,131,120	405,604	12,446	—

Proposal 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement. Stockholders approved the compensation of our named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
33,608,475	3,870,369	27,501	3,042,825

Proposal 4. To approve the stock option exchange program as described in the Proxy Statement. Stockholders rejected the stock option exchange program. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,424,124	20,064,064	18,157	3,042,825

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	MACROGENICS, INC.
	By:	/s/Jeffrey Peters Jeffrey Peters Vice President and General Counsel